UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Better Choice Company Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

These materials are important and require your immediate attention. They require the stockholders of Better Choice Company Inc. to make important decisions. If you are in doubt as to how to make such decisions, please contact your financial, legal or other professional advisor. If you have any questions, you may contact Valter Pinto at KCSA Strategic Communications, the Company’s Investor Relations contact, by telephone at 212-896-1254, or by email at Valter@KCSA.com.

BETTER CHOICE COMPANY INC.

12400 Race Track Road

Tampa, FL 33626

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 18, 2024

We hereby give notice that a Annual Meeting of Stockholders of Better Choice Company Inc. (“Better Choice”) will be held on December 18, 2024, at 9:00 a.m. Eastern Time (the “Annual Meeting”). The purpose of the Annual Meeting is to hold a vote of the stockholders of Better Choice regarding:

(1)	the election of our directors;

(2)	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (the “Advisory Proposal”);

(3)	the ratification of the appointment of Marcum LLP as our independent registered public accountant for 2024 (the “Accountant Proposal”); and

(4)	to transact any other business as may properly come before the meeting or any adjournment or postponement thereof (the “Adjournment Proposal”).

The Annual Meeting will be held in a virtual meeting format at https://virtualshareholdermeeting.com/BTTR2024.

In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement.

Under Delaware law, only stockholders of record on the record date, which is October 21, 2024, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment. It is important that your shares be represented at this meeting so that the presence of a quorum is assured.

. The Better Choice Board unanimously recommends that the stockholders vote FOR (1) the election of our directors, (2) the Advisory Proposal, (3) the Accountant Proposal and (4) the Adjournment Proposal.

Your vote is important. Even if you plan to virtually attend the Annual Meeting, please complete and deliver your proxy as soon as possible. If you attend the Annual Meeting, you may revoke your proxy and vote your shares during the Annual Meeting.

We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the “Notice and Access” rules approved by the SEC. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.

If you have any questions or need assistance in your consideration of the proposals described herein or with the completion and delivery of your proxy, please contact Valter Pinto at KCSA Strategic Communications, the Company’s Investor Relations Contact, by telephone at 212-896-1254, or by email at Valter@KCSA.com.

IF YOU PLAN TO ATTEND:

To be admitted to the Annual Meeting at https://virtualshareholdermeeting.com/BTTR2024 you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the Annual Meeting website during the Annual Meeting. Please allow sufficient time before the Annual Meeting to complete the online check-in process. Your vote is very important.

By Order of the Board of Directors,

November 5, 2024	/s/ Michael Young
Michael Young
Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 18, 2024.

The proxy statement and form of proxy card are available at: https://virtualshareholdermeeting.com/BTTR2024

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BETTER CHOICE COMPANY INC.

12400 Race Track Road

Tampa, FL 33626

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be held on December 18, 2024

Unless the context requires otherwise, references in this proxy statement to “Better Choice,” “BTTR,” “we,” “us” or “our” refers to Better Choice Company Inc.

The Board of Directors of Better Choice (the “Better Choice Board”) is soliciting your proxy to vote at the Annual Meeting to be held on December 18, 2024, at 9:00 a.m. Eastern Time, in a virtual online format by accessing https://virtualshareholdermeeting.com/BTTR2024 and at any adjournment thereof.

This proxy statement contains information relating to the Annual Meeting, which will be held as a virtual meeting. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the Annual Meeting online via a live webcast by visiting https://virtualshareholdermeeting.com/BTTR2024. In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting.

The purpose of the Annual Meeting is to hold a vote of Better Choice’s stockholders regarding the following proposals:

(1) the election of our directors;

(2) the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (the “Advisory Proposal”);

(3) the ratification of the appointment of Marcum LLP as our independent registered public accountant for 2024 (the “Accountant Proposal”); and

(4) to transact any other business as may properly come before the meeting or any adjournment or postponement thereof (the “Adjournment Proposal”).

The Better Choice Board unanimously recommends that the stockholders vote FOR (1) the election of our directors, (2) the Advisory Proposal, (3) the Accountant Proposal and (4) the Adjournment Proposal.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save us the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

Information Concerning the Annual Meeting

Notice and Access. We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the “Notice and Access” rules approved by the SEC. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.

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Proxies. Whether or not you plan to attend the Annual Meeting, we request that you promptly complete and deliver your proxy and vote your shares pursuant to the voting instructions provided with the Notice. A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered in the name of a bank, broker, or other nominee, follow the proxy instructions on the form you receive from the nominee. The availability of telephone and internet proxy will depend on the nominee’s proxy processes. Under the NYSE Company Guide, brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions.

Revocation of Proxies. You may revoke your proxy at any time before a vote is taken by notifying our Secretary in writing at our address given above, by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet, or by virtually attending the Annual Meeting and voting during the meeting.

Voting in Accordance with Instructions. The shares represented by your properly completed proxy will be voted in accordance with your instructions marked on it. If you properly sign, date, and deliver to us your proxy but you mark no instructions on it, the shares represented by your proxy will be voted for the election of directors, Accounting Proposal, Advisory Proposal and Adjournment Proposal.

Quorum and Voting Rights. The presence at the Annual Meeting virtually or by proxy of a majority of the outstanding shares entitled to vote on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the Annual Meeting. Better Choice’s common stock is its only class of stock that is issued and outstanding. Each share of our common stock entitles its holder to one vote.

Required Vote. Assuming a quorum is present, the affirmative vote of a majority of the shares entitled to vote that are present at the Annual Meeting virtually or represented by proxy is required for the approval of Accounting Proposal, Advisory Proposal and Adjournment Proposal. The election of directors is subject in each case to the affirmative vote of a plurality. Abstentions will be counted for purposes of determining the presence or absence of a quorum. A broker non-vote will be counted for purposes of establishing a quorum if the beneficial owner whose failure to provide voting instructions with respect to a particular proposal that has resulted in such broker non-vote has instructed such beneficial owner’s nominee how to vote with respect to at least one other proposal to be voted on at the Annual Meeting. Otherwise, a broker non-vote does not count for purposes of establishing a quorum. Abstentions will not be counted as having voted either for or against any proposal contemplated at the Annual Meeting, but will have the same effect as a vote against the Accounting Proposal, Advisory Proposal and Adjournment Proposal. Broker non-votes will not be counted as having voted either for or against any proposal contemplated at the Annual Meeting, but will have the same effect as a vote against the Accounting Proposal, Advisory Proposal and Adjournment Proposal.

Record Date. The close of business on October 21, 2024 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote. As of October 21, 2024, there were 1,825,139 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting. Only record holders and beneficial owners who held shares on the record date, or their duly authorized proxies, may attend the Annual Meeting.

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INFORMATION CONTAINED IN THIS PROXY STATEMENT

The information contained in this proxy statement, unless otherwise indicated, is given as of November 5, 2024.

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of Better Choice other than those contained in this proxy statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized. This proxy statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation. Neither the delivery of this proxy statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this proxy statement.

Information contained in this proxy statement should not be construed as legal, tax or financial advice and Better Choice stockholders are urged to consult their own professional advisors in connection with the matters considered in this proxy statement.

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QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Questions and Answers in Connection with the Annual Meeting

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”) we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Better Choice Company, Inc., is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about November 5, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. All stockholders will have the ability to access the proxy materials on the website at www.ProxyVote.com or may request a printed set of the proxy materials. Instructions on how to access the proxy materials or to request a printed copy may be found in the Notice.

Why am I receiving these materials?

The Board of Directors of Better Choice Company Inc. is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2023 Annual Meeting, or at any adjournment or postponement of the Annual Meeting.

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Who is soliciting my proxy?

Your proxy is being solicited by senior management of Better Choice. This proxy statement is furnished in connection with that solicitation. We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the “Notice and Access” rules approved by the SEC. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.

If you have questions or need assistance completing your form of proxy or voting instruction form, please contact Valter Pinto at KCSA Strategic Communications, the Company’s Investor Relations contact, by telephone at 212-896-1254, or by email at Valter@KCSA.com.

When is the record date for the Annual Meeting?

The Better Choice Board has fixed October 21, 2024 as the record date for the Annual Meeting. Only holders of Better Choice Shares as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many Better Choice Shares are outstanding?

As of the Record Date, 1,825,139 Better Choice Shares were issued and outstanding.

How many votes do I get?

Each Better Choice Share is entitled to one vote. Dissenters’ rights are not applicable to any of the matters being voted upon.

How do I attend the Annual Meeting?

The Annual Meeting will be held on December 18, 2024, at 9:00 a.m. Eastern Time in a virtual format online by accessing https://virtualshareholdermeeting.com/BTTR2024, where you will be able to listen to the meeting live and vote online. To attend, vote and be deemed present in person at the virtual meeting, you will need to log on to the virtual meeting website at https://virtualshareholdermeeting.com/BTTR2024 and enter the 16-digit control number included on your proxy card or voting instruction form. Because the Annual Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.

The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described in this proxy statement. You may also vote online and examine our stockholder list during the Annual Meeting by following instructions provided on the meeting website, which may be accessed using the above web address and the 16-digit control number included on your proxy card or voting instruction form, during the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Better Choice stockholders will vote on the following proposals:

(1) the election of our directors;

(2) the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (the “Advisory Proposal”);

(3) the ratification of the appointment of Marcum LLP as our independent registered public accountant for 2024 (the “Accountant Proposal”); and

(4) to transact any other business as may properly come before the meeting or any adjournment or postponement thereof (the “Adjournment Proposal”).

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The Better Choice Board unanimously recommends that the stockholders vote FOR (1) the election of our directors, (2) the Advisory Proposal, (3) the Accountant Proposal and (4) the Adjournment Proposal

How do I vote?

Better Choice stockholders of record and beneficial owners of Better Choice Shares on the Record Date may vote their Better Choice Shares by submitting a proxy or may vote virtually online at the Annual Meeting by following the instructions provided on the proxy card or voting instruction form received. Better Choice recommends that Better Choice stockholders entitled to vote submit a proxy prior to the Annual Meeting even if they plan to attend the virtual Annual Meeting.

Better Choice stockholders are encouraged to submit a proxy promptly. Each valid proxy received in time will be voted at the Annual Meeting according to the choice specified, if any. Executed but uninstructed proxies (i.e., proxies that are properly signed, dated and returned but are not marked to tell the proxies how to vote) will be voted in accordance with the recommendations of the Better Choice Board.

Record Holders

Better Choice stockholders of record may vote in one of the following four ways:

●	Internet: Better Choice stockholders of record may submit their proxy over the internet at https://virtualshareholdermeeting.com/BTTR2024. Internet voting is available 24 hours a day and will be accessible until 10:59 p.m., Eastern Time, on December 17, 2024. Stockholders will be given an opportunity to confirm that their voting instructions have been properly recorded. Better Choice stockholders who submit a proxy this way need not send in their proxy card.

●	Telephone: Better Choice stockholders of record may submit their proxy by calling 1-800-690-6903. Telephone voting is available 24 hours a day and will be accessible until 10:59 p.m., Eastern Time, on December 17, 2024. Easy-to-follow voice prompts will guide stockholders through the voting and allow them to confirm that their instructions have been properly recorded. Better Choice stockholders who submit a proxy this way need not send in their proxy card.

●	Online During the Virtual Meeting: Better Choice stockholders of record may attend the virtual Annual Meeting by entering his, her or its unique 16-digit control number and vote online; attendance at the virtual Annual Meeting will not, however, in and of itself constitute a vote or a revocation of a prior proxy.

Beneficial Owners

Better Choice stockholders who hold their Better Choice Shares beneficially in “street name” and wish to submit a proxy must provide instructions to the bank, broker or other nominee that holds their shares of record as to how to vote their shares with respect to the Better Choice stock issuance proposal. Most beneficial owners will have a choice of voting before the Annual Meeting by proxy over the internet, by telephone or by using a voting instruction form. Each beneficial owner of Better Choice common stock should refer to the voting instruction form received to see what options are available and how to use them. Better Choice stockholders who hold their shares of Better Choice common stock beneficially and wish to vote virtually at the Annual Meeting may do so by attending the Annual Meeting, entering his, her or its unique 16-digit control number and voting their shares electronically; however attendance at the virtual Annual Meeting will not, in and of itself, constitute a vote or a revocation of a prior proxy. If you are a beneficial owner but did not receive a 16-digit control number with your voting instruction form, contact the bank, broker or other nominee that holds your shares of record.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by notifying our Chief Financial Officer in writing at the address of Better Choice given above; by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet; or by attending the Annual Meeting and voting virtually.

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How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, Better Choice must have a quorum, which means that a majority of the outstanding Better Choice Shares as of the record date that are entitled to vote at the Annual Meeting must be virtually present or represented at the Annual Meeting. Better Choice Shares are the only type of security entitled to vote at the Annual Meeting. Based on 1,825,139 Better Choice Shares outstanding as of the record date of October 21, 2024, 912,570 Better Choice Shares must be present at the Annual Meeting, virtually or by proxy, for there to be a quorum. Your Better Choice Shares will be counted as present at the Annual Meeting if you submit a properly executed proxy card (even if you do not provide voting instructions), or virtually attend the Annual Meeting and vote.

What if I abstain from voting?

Abstentions with respect to a proposal at the Annual Meeting are counted for the purposes of establishing a quorum. A properly executed proxy card marked “ABSTAIN” with respect to a proposal at the Annual Meeting which requires a majority vote will have the same effect as voting “AGAINST” that proposal.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Better Choice Shares in street name for their customers, are generally required to vote the Better Choice Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Better Choice Shares on routine matters, but not on non-routine matters. The absence of a vote on a non-routine matter is referred to as a broker non-vote.

How many votes are needed to approve the proposals?

Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of directors	Plurality of votes	No
Advisory Proposal	Majority of votes cast	No
Accountant Proposal	Majority of votes cast	Yes
Adjournment Proposal	Majority of votes cast	Yes

Will my Better Choice Shares be voted if I do not sign and return my proxy card?

If your Better Choice Shares are held through a brokerage account, your brokerage firm may vote your Better Choice Shares on routine matters, but not on non-routine matters. See “What effect does a broker non-vote have?” above for a discussion of the consequences if you fail to provide your brokerage firm with instructions as to how to vote your Better Choice Shares.

If your Better Choice Shares are registered in your name, and you do not complete your proxy card over the Internet or sign and return your proxy card, your Better Choice Shares will not be voted at the Annual Meeting unless you virtually attend the Annual Meeting and vote your Better Choice Shares.

Where can I find the voting results of the Annual Meeting?

Better Choice will publish the final results in a Current Report on Form 8-K with the SEC within four (4) Business Days following the Annual Meeting.

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Who will pay for the costs of soliciting proxies?

Better Choice will bear the cost of soliciting proxies. In an effort to have as large a representation at the Annual Meeting as possible, Better Choice’s directors and executive officers may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries.

How do I submit a stockholder proposal for consideration at next year’s annual meeting of shareholders?

To be considered for inclusion in our proxy materials for our 2025 Annual Meeting of Shareholders, your proposal must be submitted in writing by December 30, 2024 to our Corporate Secretary at 12400 Race Track Road, Tampa, Florida 33626, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, if the 2025 Annual Meeting of Shareholders is advanced by more than 30 days prior to or delayed by more than 30 days after December 18, 2025, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 18, 2025.

Pursuant to our Bylaws, if you wish to submit a proposal (including a director nomination) at the 2025 Annual Meeting of Shareholders that is not to be included in next year’s proxy materials, you must do so not less than 90 days prior to the 2025 Annual Meeting; provided, however, that in the event that less than 100 days’ notice of prior public disclosure of the date of the 2025 Annual Meeting is given or made to shareholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2025 Annual Meeting was mailed or such public disclosure was made. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors (the “Board”) shall have no less than one nor greater than nine directors. The number of directors may be established from time-to-time by resolution of the Board or shareholders, but no decrease shall have the effect of shortening the terms of any incumbent director. The Board currently consists of five members. At each annual meeting, the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he or she is elected and until his or her successor shall have been elected and qualified or until his or her earlier resignation, removal from office or death.

The table below sets forth information with respect to our directors as of November 5, 2024:

Name	Age	Position	Director Since
Lionel F. Conacher	62	Director	2021
Kent Cunningham	53	Director	2024
Gil Fronzaglia	62	Director	2021
John M. Word III	77	Director	2019
Michael Young	47	Chairman of the Board of Directors	2019

Biographical information for each director nominee is contained in the following section. If elected at the Annual Meeting, each of these nominees will serve for a term expiring at the 2025 annual meeting of shareholders and until his or her successor shall have been elected and qualified or until earlier resignation, removal from office or death. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless the Board chooses to reduce the number of directors serving on the Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of all directors.

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Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that Lionel F. Conacher, Kent Cunningham, Gil Fronzaglia, John M. Word, III and Michael Young shall each be re-elected or elected, as applicable, as directors of the Company, each to serve in such capacity until the Company’s next annual meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or retirement.

The Board recommends a vote “FOR” the election of all directors.

DIRECTOR BIOGRAPHIES

Kent Cunningham. Mr. Cunningham was appointed as Chief Executive Officer of the Company effective as of May 22, 2023. Prior to joining the Company, Mr. Cunningham was a Principal with Catapult Consulting where he provided management and M&A advisory consulting services from February 2022 to May 2023. Prior to consulting, Mr. Cunningham served as the Chief Executive Officer of 1440 Foods, a sports and active nutrition company, between August 2021 and January 2022. Prior to 1440 Foods, he was a General Manager at The Bountiful Company, an American dietary supplements company, from May 2019 to August 2021. Prior to The Bountiful Company, Mr. Cunningham was Chief Marketing Officer for Whole Earth Brands, a global food company providing plant-based sweeteners and flavor enhancers, between April 2018 and May 2019. From 2013 to April 2018, Mr. Cunningham held various marketing positions at Glanbia Performance Nutrition, a global nutrition company. From 2006 to 2013, Mr. Cunningham held various Marketing positions at MARS Petcare, owner of several health and nutrition pet food brands. Mr. Cunningham is a passionate brand builder and business leader with over 25 years of CPG and Health & Wellness marketing and sales experience across a range of corporate environments and categories including accelerating growth within multinationals, brand turnarounds and high value exits in the private equity business for the likes of KKR & Co. Inc. Mr. Cunningham holds an MBA in Marketing from Vanderbilt University and a BA in Communications from the University of Michigan. Mr. Cunningham was appointed as a member of the Board, effective April 1, 2024.

Lionel F. Conacher. Mr. Conacher has served as a director since September 2021. He has over thirty years of financial experience, spanning senior positions in public companies in both Canada and the US, investment banking, private equity and venture capital. Mr. Conacher currently serves as Chairman of DXL Group (NASDAQ: DXLG), where he has successfully guided the retail chain through the COVID-19 pandemic. In 2018, Mr. Conacher co-founded a San Francisco based venture capital fund, Next Ventures, after serving as a Senior Advisor and Operating Partner at Altamont Capital Partners, a Palo Alto based Private Equity Firm, for over seven years. Prior to his experience at Altamont Partners, he co-founded and served as the CEO of Westwind Partners Inc., a specialized Canadian institutional investment bank that was ultimately sold to Thomas Weisel Partners for $170 million in 2007 before being acquired by Steifel in 2010. Mr. Conacher holds an A.B. in Economics & Art History from Dartmouth College and is also actively involved in a variety of non-profits.

Gil Fronzaglia. Mr. Fronzaglia has served as a director since April 2021. He has had a successful career serving as both a board and management team member for large consumer products companies, natural food and beverage startups and most notably as a founding member and VP of Operations for Blue Buffalo. In addition to joining the board of Better Choice in 2021, Gil has served as a Board Member of Quinn Snacks since 2016, where he was the Interim COO from December 2018 through July 2019. Mr. Fronzaglia has also served as a member of the board of Grillo’s Pickles, the premium pet care brand I And Love And You and Spindrift Beverage Co. Mr. Fronzaglia is based in Boulder, Colorado and holds a Bachelor of Science from Northeastern University, and a Masters of Business Administration from Barry University.

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John M. Word III. Mr. Word has served as a director since January 2020. Mr. Word founded the Word & Brown General Agency in 1984 to market and distribute health plans through California’s huge brokerage community by 1986, the company was recognized as the largest independent small group health distributor in the nation. That same year, the company launched the nation’s first COBRA administration operation, sensing that employers needed assistance and qualified support with federal COBRA laws. CaliforniaChoice®, a groundbreaking enterprise empowering small business employees to select from multiple health plans within one program, was launched in 1996. Mr. Word’s professional credentials include Chartered Life Underwriter (CLU), Registered Health Underwriter (RHU), and Registered Employee Benefits Consultant (REBC). He has served as President of the California Association of Health Underwriters (CAHU), President of the Orange County Association of Health Underwriters (OCAHU), and Chairman of the National Association of Health Underwriters (NAHU) Leading Producers Roundtable program. Mr. Word holds a Bachelor of Science in Marketing and Finance from William Jewell College in Liberty, MO. Better Choice believe Mr. Word’s qualifications to serve as a director of Better Choice’s Company include his background in running successful organizations, understanding of consumer needs and marketing to those needs. Mr. Word holds a Bachelor of Science in Marketing and Finance from William Jewel College in Liberty, MO.

Michael Young. Mr. Young has served as Better Choice’s Chairman since December 2019. Mr. Young is a founding partner of Cottingham Capital, an investment company focused on real estate and technology investment, where he has served as Managing Partner since its inception in January 2017. Prior to January 2017, Mr. Young served as the Managing Director and Co-Head of Trading of GMP Securities, L.P., a Canadian investment bank. Mr. Young currently serves on the boards of Aerues Inc., an anti-microbial copper coating technology company, and XIB I Capital Corp., a capital pool company, and was previously on the boards of Nuuvera Corp. and ICC Labs. Mr. Young holds a diploma in Finance from George Brown College. Better Choice believe Mr. Young’s qualifications to serve as a director of Better Choice’s Company include his extensive senior level executive management and trading experience in the Canadian and U.S. capital markets and his experience on other public company boards of directors.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

The Board has adopted a Code of Ethics and Business Conduct that is applicable to all of our employees, executive officers, and directors of the Company (the “Code of Conduct”). The Code of Conduct is available on our website at https://ir.betterchoicecompany.com/corporate-governance/governance-documents. The Nominating and Governance Committee of our Board of Directors is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers, and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.

Director Independence

Each of the directors standing for election meets the definition of “independence” per Rule 803 of the NYSE American Company Guide.

Risk Oversight

The Audit Committee of the Board of Directors is responsible for overseeing our risk management process. The Audit Committee focuses on our general risk management policies and strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the Board or the Compensation Committee of the Board (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on the Board or Compensation Committee.

Communications with Directors

Interested parties may communicate with the Board or with an individual director by writing to the Board or to the particular director and mailing the correspondence to: 12400 Race Track Road, Tampa, Florida 33626, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that require prompt attention and will regularly provide Better Choice’s Board with a summary of all substantive communications.

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Board Qualifications

The Board has delegated to the Nominating and Governance Committee the responsibility for recommending to the Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on the Board. The Nominating and Governance Committee selects individuals for nomination to the Board based on the following criteria. Nominees for director must:

●	Possess unquestionable moral and ethical character and core values.

●	Have a genuine interest in Better Choice and recognition that as a member of Better Choice’s Board, each director is accountable to all of Better Choice’s shareholders, not to any particular interest group.

●	Have a background that demonstrates experience, expertise and education in areas such as consumer product marketing, corporate strategy, technology, cybersecurity, financial and regulatory affairs, international sales and distribution and general management.

●	Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to Better Choice and Better Choice’s stockholders.

●	Have the ability and willingness to make the personal commitment to invest the time, schedule and workload to be an active, participatory member of Better Choice’s Board and the Board’s responsibilities and commitment to corporate best practices.

●	Be compatible and able to work well with other directors, executives and other employees in a team effort with a view to a long-term relationship with Better Choice as a director.

●	Have independent opinions and be willing to state them in a constructive manner.

Directors are selected on the basis of talent and experience. Diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and education and experience in business, the consumer product market, the pet specialty sector, product marketing, product distribution and manufacturing and other areas relevant to our activities are factors in the selection process. As a majority of the Board must consist of individuals who are independent, a nominee’s ability to meet the independence criteria established by the NYSE American is also a factor in the nominee selection process. For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this prospectus.

Director Nominations

The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our then-current Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, Better Choice’s Bylaws, Better Choice’s corporate governance guidelines, and the regular nominee criteria described above.

Attendance at Annual Meeting

Directors are expected to attend Better Choice’s annual meetings of stockholders.

Related Party Transaction Policy

A “Related Party Transaction” is a transaction, arrangement or relationship in which Better Choice or any of Better Choice’s subsidiaries was, is or will be a participant, the amount of which involved exceeds $50,000 in any one fiscal year, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:

● any person who is, or at any time during the applicable period was, one of Better Choice’s executive officers, one of Better Choice’s directors, or a nominee to become one of Better Choice’s directors;

● any person who is known by us to be the beneficial owner of more than 5.0% of any class of Better Choice’s voting securities;

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● any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5.0% of any class of Better Choice’s voting securities, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5.0% of any class of Better Choice’s voting securities; and

● any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5.0% or greater beneficial ownership interest in any class of the Company’s voting securities.

Our Related Party Transaction policy subjects these transactions to review and either approval or disapproval of entry into the Related Party Transaction, subject to certain limited exceptions, by our Nominating and Governance Committee. In determining whether to approve or disapprove entry into a Related Party Transaction, our Nominating and Governance Committee shall take into account, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and (ii) the extent of the Related Person’s interest in the transaction. Further, the policy requires that all Related Party Transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

Board Meetings and Committees

We have an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and a Strategic Advisory Committee. Each such committee of the Board of Directors has or will have the composition and responsibilities described below. Each committee is governed by a written charter. In 2023, each director attended all of the meetings of the Board and the committees on which such director serves. Each committee charter is posted on our website at https://ir.betterchoicecompany.com/corporate-governance. From time to time, the Board may also establish other, special committees when necessary to address specific issues.

Audit Committee

Our Audit Committee’s responsibilities include, among other matters: appointing, approving the compensation of, and assessing the independence of our registered public accounting firm; overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm; reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures; coordinating our Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures; discussing our risk management policies; meeting independently with our internal auditing staff, if any, registered public accounting firm and management; reviewing and approving or ratifying any related person transactions; and preparing the audit committee report required by the SEC.

The members of our Audit Committee are Messrs. Conacher, Fronzaglia and Young. Mr. Fronzaglia has been appointed as chairperson of this committee beginning in 2022. The Board has determined that each of Messrs. Conacher, Fronzaglia and Young is independent under the applicable independence standards of Rule 10A-3 under the Exchange Act applicable to audit committee members. In addition, the Board has determined that Messrs. Conacher, Fronzaglia and Young each qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. Our Audit Committee met four times during 2023. Ms. Dickinson served on our Audit Committee prior to her resignation.

Compensation Committee

Our Compensation Committee’s responsibilities include, among other matters: reviewing and approving, or recommending for approval by the board of directors, the compensation of our Chief Executive Officer and our other executive officers; overseeing and administering our cash and equity incentive plans; reviewing and making recommendations to our board of directors with respect to director compensation; reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; reviewing and discussing the voting recommendations of our stockholders on matters involving executive compensation, to the extent required; and preparing the annual compensation committee report required by SEC rules, to the extent required. No compensation consultant was engaged to provide advice or recommendations on our executive or director compensation for 2022.

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The members of our Compensation Committee are Messrs. Conacher, Fronzaglia and Young, and Mr. Young serves as chairman of this committee. Our Compensation Committee met once during 2023. Ms. Dickinson served on our Compensation Committee prior to her resignation.

Nominating and Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include, among other matters: identifying individuals qualified to become board of directors members; recommending to our board of directors the persons to be nominated for election as directors and to each board committee; developing and recommending to our board of directors corporate governance guidelines, and reviewing and recommending to our board of directors proposed changes to our corporate governance guidelines from time to time; and overseeing a periodic evaluation of our board of directors.

The members of Better Choice’s Nominating and Corporate Governance Committee are Messrs. Conacher, Fronzaglia and Young. Mr. Conacher was appointed as the Chairperson of this committee effective April 1, 2024. Better Choice’s Nominating and Corporate Governance Committee did not meet during 2023. Ms. Dickinson served as the chairperson of this Committee prior to her resignation.

Strategic Advisory Committee

Our Strategic Advisory Committee’s responsibilities include, among other matters: assessing the progress and performance of Better Choice’s development programs and projects, and identifying, assessing, implementing, and monitoring corporate opportunities that may offer meaningful strategic or commercial benefit to the Company. The members of our Strategic Advisory Committee are Messrs. Fronzaglia, Young and Word, and Messrs. Young and Word serve as co-chairs of this committee. Our Strategic Advisory Committee did not meet during 2023.

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth compensation information for the fiscal year ended December 31, 2023 for our non-employee directors (other than Mr. Conacher whose compensation is also shown above under “Summary Compensation Table”):

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)	Non-equity Incentive Plan Compensation	All Other Compensation(2)		Total Compensation
Lionel F. Conacher	$60,000	$316,000	$	$		$173,334	$549,334
Arlene Dickinson(1)	$65,000	$100,000	$	$	$		$165,000
Gil Fronzaglia	$65,000	$100,000	$	$	$		$165,000
John M. Word III	$60,000	$100,000	$	$	$		$160,000
Michael Young	$65,000	$316,000	$	$	$		$381,000

(1)	Ms. Dickinson resigned effective April 1, 2024, and Mr. Cunningham was appointed as a member of the Board, effective April 1, 2024, to fill the vacancy resulting from Ms. Dickinson’s resignation.
(2)	Includes Mr. Conacher’s compensation in his role as Interim Chief Executive Officer in 2023 per “Summary Compensation Table”

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The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2023 by each non-employee director who was serving as of December 31, 2023 (other than Mr. Conacher whose awards are also shown above under “Director Compensation Table”):

Name	Options Outstanding at Fiscal Year End
Lionel F. Conacher	615
Arlene Dickinson	615
Gil Fronzaglia	759
John M. Word III	834
Michael Young	2,955

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our capital stock by (i) each of our current directors, (ii) each of our named executive officers (iii) all our current directors and executive officers as a group, and (iv) each person or group known by us to own more than 5% of our common stock. The percentages reflect beneficial ownership, as determined in accordance with the SEC’s rules, as of October 21, 2024, and are based on 1,825,319 shares of common stock issued and outstanding. Except as noted below, the address for all beneficial owners in the table below is 12400 Race Track Road, Tampa, FL 33626:

	Shares Beneficially Owned
Name of Beneficial Owner	Number(1)%
Named Executive Officers and Directors:
Kent Cunningham	22,727	1.25%
Carolina Martinez	1,515	*
Lionel F. Conacher	32,847	1.80%
Gil Fronzaglia	14,342	*
John M. Word III	130,981	7.01%
Michael Young	52,795	2.89%
All executive officers and directors as a group (6 persons)	255,208	13.60%

5% Shareholders:
Edward J Brown Jr TTEE	93,485	5.01%
Altium Growth Fund LP	202,500	9.99%

(*) Represents beneficial ownership of less than 1% of class.

(1) In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying options, warrants or restricted stock units held by that individual or entity that are either currently exercisable or exercisable within 60 days from the date hereof are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual or entity. Unless otherwise indicated and subject to community property laws where applicable, the individuals and entities named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

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PROPOSAL NO. 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs, as disclosed in this proxy statement. The following is a discussion and analysis of the compensation arrangements for Better Choice’s named executive officers, or NEOs. Better Choice’s NEOs for 2024 consist of the following individuals:

●	Kent Cunningham, Chief Executive Officer appointed May 2023; and
●	Carolina Martinez, Chief Financial Officer appointed August 2023

Executive Compensation Components

Base Salaries

The NEOs receive a base salary to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Better Choice’s Compensation Committee adjusts NEO base salaries based on the committee’s review of available market information. Our board of directors established an annual base salary for each of our NEOs as follows:

	Annual Base Salary
Name	2021	2022	2023
Kent Cunningham(1)	n/a	n/a	350,000
Lionel F. Conacher	n/a	160,000	160,000
Carolina Martinez(2)	n/a	n/a	240,000
Sharla A. Cook	200,000	225,000	n/a
Donald Young	250,000	275,000	275,000
Robert Sauermann	225,000	240,000	240,000

(1) Mr. Cunningham was appointed as Chief Executive Officer of the Company effective as of May 22, 2023.

(2) Mrs. Martinez was appointed as Chief Financial Officer of the Company effective as of August 2, 2023. Mrs. Martinez was previously appointed and served as the Interim Chief Financial Officer of the Company effective as of April 3, 2023.

Annual Incentive

The purpose of Better Choice’s annual incentive bonus program is to incentivize all individuals in the organization to meet or exceed both Better Choice’s annual budget goals as well as individual responsibilities. Better Choice’s annual incentive program requires minimum performance thresholds for any payout to occur for specific performance measures and objectives. Better Choice believe the annual incentive effectively motivates Better Choice’s NEOs to drive operational performance without encouraging unreasonable risk. The Committee believes the achievement of year-over-year gross revenue, gross margin and Adjusted EBITDA growth goals will result in sustainable long-term stockholder value creation. Better Choice’s 2023 annual incentive potential was based on achievement levels of these financial metrics, measured against our annual plan as approved by our Board. Overall, the NEOs’ annual incentive bonus was weighted as follows: 50% Gross Revenue and Adjusted EBITDA, and 50% individual performance and achievement of goals. The CEO was eligible for a payout of 50% of base salary while the other NEOs were eligible for a payout ranging from 25-40% of base salary based on these metrics.

Equity Compensation

The goals of our long-term, equity-based incentive awards are to align the interests of our NEOs and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our NEOs through the vesting period of the awards.

To reward and retain our NEOs in a manner that best aligns employees’ interests with stockholders’ interests, we use stock options as the primary incentive vehicles for long-term compensation. We believe that stock options are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock options to our future performance. The exercise price of each stock option grant is the fair market value of our common stock on the grant date.

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Other Elements of Compensation

Retirement Plans. We currently maintain a 401(k) retirement savings plan that allows eligible employees to contribute a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our NEOs are eligible to participate in the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our NEOs in accordance with our compensation policies. During 2020, the Company had a separate 401(k) plans for TruPet and Halo and provided an employer matching contribution under each plan. Beginning in 2021, the Company provided an employer matching contribution of 50% up to 5% of compensation under our 401(k) plan.

Employee Benefits and Perquisites. All of our full-time employees, including our NEOs, are eligible to participate in our employee benefit plans and programs, including medical, dental, and vision benefits, health spending accounts, short and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

Termination and Change in Control Benefits. Our NEOs may become entitled to certain benefits or enhanced benefits in connection with certain qualifying terminations of employment and/or a change in control of our Company. Each of our NEOs’ employment agreements entitles them to severance in the event of their termination without cause or their resignation for good reason and upon termination by reason of death or disability.

Summary Compensation Table

The table below sets forth the compensation earned by our NEOs for the years ended December 31, 2023, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation (2) ($)	Total ($)
Kent Cunningham (3)	2023	350,000	53,459	362,727	—	—	8,785	774,971
Chief Executive Officer	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—
Lionel F. Conacher (4)	2023	160,000	—	13,334	—	—	—	173,334
Interim Chief Executive Officer	2022	160,000	—	153,336	18,573	—	—	331,909
	2021	—	—	—	—	—	—	—
Carolina Martinez (5)	2023	240,000	19,200	—	70,000	—	1,106	330,306
Chief Financial Officer	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—
Sharla A. Cook (6)	2023	250,000	—	28,000	—	—	3,206	281,206
Chief Financial Officer	2022	250,000	100,000	—	153,596	—	9,801	513,397
	2021	200,000	34,375	—	317,701	—	9,942	562,018
Donald Young (7)	2023	275,000	—	14,000	—	—	43,744	332,744
Chief Sales Officer	2022	275,000	110,000	—	492,174	—	9,425	886,599
	2021	250,000	42,969	—	991,704	—	8,694	1,293,367
Robert Sauermann (8)	2023	240,000	—	28,000	—	—	1,811	269,811
Executive Vice President, Strategy	2022	240,000	96,000	—	367,435	—	10,250	713,685
	2021	225,000	38,672	—	590,701	—	6,794	861,167

(1) The amounts reported reflect the grant date fair value of the stock options granted, as computed in accordance with ASC 718. The fair value of each option grant is estimated based on the fair market value on the date of grant using the Black-Scholes option pricing model. The assumptions that we used to calculate these amounts are discussed in Note 12 to our financial statements included in this prospectus.

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(2) The amounts reported reflect matching 401(k) payments and accrued PTO payout.

(3) Mr. Cunningham commenced employment with us and was appointed Chief Executive Officer effective as of May 22, 2023.

(4) Mr. Conacher was employed with us as interim Chief Financial Officer from September 14, 2022 until May 22, 2023.

(5) Mrs. Martinez was appointed as Chief Financial Officer effective as of August 2, 2023. Mrs. Martinez was previously appointed and served as the Interim Chief Financial Officer of the Company effective as of April 3, 2023.

(6) Ms. Cook commenced employment with us in April 2020 and was appointed as our Chief Financial Officer in October 2020. Ms. Cook resigned effective as of April 3, 2023.

(7) Mr. Young resigned effective as of September 8, 2023.

(8) Mr. Sauermann resigned effective as of March 17, 2023.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth the outstanding stock option awards held by the NEOs as of December 31, 2023. None of our NEOs hold stock awards.

	Option Awards
Name	Option Award Grant		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Kent Cunningham	N/A		—	—	$—	N/A
Lionel F. Conacher	9/28/2021		256	358	$90.64	9/28/2031
Carolina Martinez	8/7/2023		—	4,545	$15.40
Sharla A. Cook	2/1/2022	(1)	—	1,136	$62.00	2/1/2032
	8/19/2021	(1)	152	189	$73.92	8/19/2031
	7/8/2021	(1)	358	400	$100.32	7/8/2031
	3/3/2021	(2)	222	159	$240.24	3/3/2031
	3/3/2021	(2)	109	78	$240.24	3/3/2031
	1/8/2021	(1)	242	137	$211.20	1/8/2031
Donald Young	2/1/2022	(1)	—	1,705	$62.04	2/1/2032
	8/19/2021	(1)	152	189	$73.92	8/19/2031
	7/8/2021	(1)	358	400	$100.32	7/8/2031
	3/3/2021	(2)	401	286	$240.24	3/3/2031
	3/3/2021	(2)	814	582	$240.24	3/3/2031
	1/1/2021	(1)	1,894	—	$—	1/1/2031
Robert Sauermann	2/1/2022	(1)	—	1,136	$62.04	2/1/2032
	8/19/2021	(1)	152	189	$73.92	8/19/2031
	7/8/2021	(1)	358	400	$100.32	7/8/2031
	3/3/2021	(2)	328	234	$240.24	3/3/2031
	3/3/2021	(2)	666	476	$240.24	3/3/2031
	1/8/2021	(1)	242	137	$211.20	1/8/2031

(1) Options vest as follows: 1/3rd on the first annual anniversary of the grant date and 1/36th on each monthly anniversary thereafter.

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(2) 67% of the options shall vest as to 1/3rd on the first annual anniversary of the grant date and 1/36th on each monthly anniversary thereafter, and 33% of the options shall vest as to 1/3rd on the 18 month anniversary of the grant date and 1/36th on each monthly anniversary thereafter.

Employment Agreements and Potential Payments Upon Termination

The Company entered into an Employment Agreement with Kent Cunningham, dated as of May 22, 2023 (the “Cunningham Employment Agreement”) in connection with Mr. Cunningham’s appointment as Chief Executive Officer of the Company as of May 22, 2023. Pursuant to the Cunningham Employment Agreement, Mr. Cunningham’s compensation will be an initial annual base salary of $350,000 and an annual discretionary performance bonus target of 50% of base salary, payable 50% in cash and 50% in shares of common stock of the Company. Pursuant to the Cunningham Employment Agreement, Mr. Cunningham will be entitled to six weeks’ paid vacation and will be eligible to participate in certain employee benefit plans offered by the Company. Further, Mr. Cunningham will receive an initial grant of 22,727 Restricted Stock Units of Common Stock (“RSUs”), subject to Board approval. The RSUs will vest over a period of three years subject to continued employment with the Company as follows: (a) 33.3% of the options will on the first anniversary of the date of the grant date provided the stock price is at forty four dollars ($44.00); (b) an additional 33.3% of such RSUs shall vest on the second anniversary of the grant date provided the stock price is at least eighty eight dollars ($88.00); and (c) the remaining 33.4% of the RSUs shall vest on the third anniversary of the grant date provided that the stock price on such date is at least one hundred and ten dollars ($110.00). In the event Mr. Cunningham does not meet the time-based and performance-based vesting requirements, the applicable portion of the RSUs that were due to vest shall be forfeited. Should Mr. Cunningham’s employment be terminated, in any way or for any reason, prior to any of the aforementioned anniversary dates, the RSUs shall vest in proportion to the time remaining to the next anniversary date. In June 2024, the Company fully accelerated the vesting of all 22,727 shares of restricted common stock owned by Mr. Cunningham.

The Company entered into an Employment Agreement with Carolina Martinez, dated as of August 2, 2023 (the “Martinez Employment Agreement”) in connection with Mrs. Martinez’s appointment as Chief Financial Officer of the Company as of August 2, 2023. Pursuant to the Martinez Employment Agreement, Mrs. Martinez’s compensation will be an initial annual base salary of $240,000 and an annual discretionary performance bonus target of 40% of base salary, payable 50% in cash and 50% in shares of common stock of the Company. Pursuant to the Martinez Employment Agreement, Mrs. Martinez will be entitled to six weeks’ paid vacation and will be eligible to participate in certain employee benefit plans offered by the Company. Further, Mrs. Martinez will receive an initial grant to purchase 4,546 shares of Common Stock at an exercise price of $15.40 per share, subject to Board approval. The options will vest in equal installments over a period of three years.

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Pursuant to the Cunningham Employment Agreement and the Martinez Employment Agreement (together, the “NEO Employment Agreements”), each of Mr. Cunningham and Mrs. Martinez is employed on an at-will basis. Pursuant to the NEO Employment Agreements, in the event the executive’s employment is terminated for any reason, the Company shall pay the executive any amounts due to such executive under the Company’s benefit plans and any unreimbursed expenses properly incurred prior to the date of termination (the “Accrued Obligations”). In the event the executive’s employment is terminated for by the Company without Cause (as defined in the NEO Employment Agreements) or by the executive for Good Reason or for Good Reason Upon Change in Control (as such terms are defined in the NEO Employment Agreements), in addition to the Accrued Obligations, the executive shall also receive, subject to the execution of a release of claims in the form delivered by the Company, severance pay in an amount equal to the executive’s base salary then in effect for six (6) months, less applicable payroll deductions and tax withholdings, payable in accordance with normal payroll policies of the Company over a six (6) month period, with the first such payment being paid to the executive on the Company’s first regular pay date on or after the sixtieth (60th) day following the executive’s employment termination date.

The NEO Employment Agreements also contain standard confidentiality, intellectual property assignment, non-competition and non-solicitation covenants.

For more information on the current security ownership of the NEOs, see the table labeled “SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT” under the heading “DIRECTOR COMPENSATION” in the Proposal 1 section above.

We are asking our shareholders to indicate their support for our executive compensation. This proposal, commonly known as a Say On Pay proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement in accordance with the SEC’s compensation disclosure rules.

This advisory vote on executive compensation is not binding, however, the Board and Compensation Committee value the opinions expressed by our shareholders and will consider the outcome of the vote when making future decisions on our executive compensation.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to Better Choice Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The Board recommends a vote “FOR” the approval of the Company’s executive compensation.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Appointment of Independent Registered Public Accounting Firm

Better Choice’s Audit Committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage Better Choice’s current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to Better Choice’s account; the overall strength and reputation of the firm; the firm’s global capabilities relative to Better Choice’s business; and the firm’s knowledge of Better Choice’s operations.

Although ratification is not required by Better Choice’s bylaws or otherwise, Better Choice’s Board of Directors is submitting the selection of MARCUM LLP for the fiscal year ending 2024 to Better Choice’s shareholders for ratification because Better Choice value Better Choice’s shareholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If Better Choice’s shareholders do not ratify the selection, it will be considered as notice to Better Choice’s Board and Better Choice’s Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

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Change in Independent Registered Public Accounting Firm

As previously disclosed, on July 9, 2024, the Company notified BDO USA, P.C. (“BDO”) that it was being dismissed as the Company’s independent registered public accounting firm. On July 12, 2024, the Board of Directors of the Company, upon the recommendation of the audit committee, approved the dismissal of BDO as the Company’s independent registered public accounting firm, and approved and ratified the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

With the exception of a “going concern” qualification, BDO’s report on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through July 12, 2024, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses reported by management in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 12, 2024 related to (i) failure to maintain controls over the operating effectiveness of cybersecurity and IT general controls; (ii) insufficient policies and procedures to review, analyze, account for and disclose complex transactions; (iii) failure to design and maintain controls over the operating effectiveness of revenue recognition controls. The material weakness related to the failure to maintain controls over the operating effectiveness of cybersecurity and IT general controls was remediated as of March 31, 2024.

The Company provided BDO with a copy of the above disclosures and requested that BDO furnish a letter addressed to the Commission stating whether or not it agrees with the above statements.

During the two most recent fiscal years and any subsequent interim periods prior to the engagement of Marcum, neither the Company nor anyone acting on its behalf, has consulted with Marcum regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The table below sets forth the aggregate fees for services related to the fiscal years ended December 31, 2023 and December 31, 2022 by BDO.

	2023	2022
Audit Fees (1)	$562,000	$483,000
Tax Fees (2)	$25,000	$63,000
Total	$587,000	$546,000

(1)	Audit fees consist of fees billed for services rendered for the audit of Better Choice’s financial statements and review of Better Choice’s financial statements included in Better Choice’s quarterly reports on Form 10–Q.
(2)	Tax fees consist of fees billed for professional services related to the preparation of Better Choice’s U.S. federal and state income tax returns and tax advice.

Pre-Approval Policies and Procedures

Pursuant to Better Choice’s Audit Committee Charter, the Committee, or the Chair of the Committee, shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. For the fiscal year ended December 31, 2023, all fees paid have been approved by the Audit Committee.

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Representatives of Marcum LLP, Better Choice’s principal accountants, will not be present at the Annual Meeting.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the ratification of the appointment of MARCUM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and until the next annual meeting of stockholders be APPROVED.

The Board recommends a vote “FOR” the ratification of the appointment of MARCUM LLP as our independent registered public accounting firm for the fiscal year ending 2024.

PROPOSAL NO. 4:

AUTHORITY TO ADJOURN THE ANNUAL MEETING

If at the Annual Meeting, the Better Choice Board determines it is necessary or appropriate to adjourn the Annual Meeting, Better Choice intends to move to vote on the Adjournment Proposal.

In this proposal, Better Choice is asking you to authorize the holder of any proxy solicited by the Better Choice Board to vote in favor of the Adjournment Proposal. If the Better Choice stockholders approve the Adjournment Proposal, Better Choice could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if Better Choice had received proxies representing a sufficient number of votes against a given proposal to defeat such proposal, Better Choice could adjourn the Annual Meeting without a vote and seek to convince the holders of those shares to change their votes. Additionally, Better Choice may seek to adjourn the Annual Meeting if a quorum is not present or otherwise at the discretion of the chairman of the Annual Meeting.

Vote Required and Board Recommendation

This proposal must be approved by a majority of the shares entitled to vote that are present or represented by proxy, whether or not a quorum is present. Abstentions will be treated as votes cast, and will have the effect of a vote “AGAINST” this proposal, but “broker non-votes” will not be treated as votes cast and will not affect the outcome with regard to this proposal.

The Better Choice Board recommends that you vote “FOR” the Adjournment Proposal.

STOCKHOLDER PROPOSALS

As of the date of this proxy statement, the Better Choice Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement.

Under SEC regulations, any stockholder desiring to make a proposals for action and director nominations pursuant to Rule 14a-8 under the Exchange Act to be acted upon at the 2025 Annual Meeting of Stockholders must present the proposal to Better Choice at its principal executive offices at 12400 Race Track Road, Tampa, FL 33626, Attention: President, by August 19, 2025, and must have complied with the requirements of Rule 14a-8 under the Exchange Act and the provisions of Better Choice’s Bylaws, for the proposal to be eligible for inclusion in Better Choice’s proxy statement. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement or form of proxy. Stockholders are also advised to review Better Choice’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 for the 2025 Annual Meeting of Stockholders will be considered untimely unless received by us no later than 45 days before the date on which Better Choice first sent Better Choice’s proxy materials for this year’s Annual Meeting.

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